UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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One Group® Investment Trust

(Name of Registrant as Specified In Its Charter)

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One Group® Investment Trust

1111 Polaris Parkway, Suite B-2

Columbus, Ohio 43271-0211

November 10, 2004

Dear Variable Contract Owner:

I am writing to ask for your vote on important matters concerning your investment in the separate investment portfolios (each a “Portfolio”) of One Group Investment Trust (“OGIT”). The Board of Trustees of OGIT has called a special meeting of shareholders of OGIT scheduled for Thursday, January 20, 2005 at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern Time (“Meeting”).

The purpose of the meeting is to ask shareholders to consider the following proposals:

(1)     To elect thirteen (13) Trustees of OGIT, who will assume office on or about February 19, 2005;

(2)     To approve the amendment or elimination of certain fundamental investment restrictions of the Portfolios in order to modernize the Portfolio’s investment restrictions and to increase their investment flexibility; and

(3)     To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of OGIT recommends that you vote “FOR” the proposals.

The Portfolios of OGIT are available exclusively as funding vehicles for variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”). Individual variable contract owners or participants (“variable contract owners”) are not the “shareholders” of OGIT. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of OGIT. In accordance with certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to OGIT (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote OGIT shares held by the Separate Accounts with respect to the proposals to be considered at the Meeting. This letter and the accompanying Notice, Proxy Statement, and Voting Instructions Card are, therefore, being furnished to Affected Contract Owners entitled to provide voting instructions with regard to the proposals being considered at the Meeting.

We strongly invite your participation by asking you to review these materials and complete and return your Voting Instructions Card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares held by your account. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on January 20, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Voting Instructions Card at hand.	(1) Read the Proxy Statement and have your Voting Instructions Card at hand.

(2) Call the toll-free number that appears on your Voting Instructions Card.	(2) Go to the website that appears on your Voting Instructions Card.

(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.	(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instructions Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Portfolio. Please be sure to vote each account or Portfolio by utilizing one of the methods described on the Voting Instructions Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each card.

If you have any questions after considering the enclosed materials, please call 1-800-762-8494. We will get the answers that you need promptly.

Sincerely,

/s/ Scott E. Richter
Scott E. Richter
Secretary

ONE GROUP® INVESTMENT TRUST

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

1111 Polaris Parkway, Suite B-2

Columbus, Ohio 43271-0211

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2005

To the owners of or participants variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”):

NOTICE IS HEREBY GIVEN that One Group Investment Trust (“OGIT”), on behalf of each of its Portfolios named above, will hold a special meeting of shareholders at 522 Fifth Avenue, New York, New York 10036, on Thursday, January 20, 2005 at 9:00 a.m. Eastern Time (“Meeting”) for the following purposes:

(1)    To elect thirteen (13) Trustees of OGIT who will assume office on or about February 19, 2005;

(2)    To approve the amendment or elimination of certain of the Portfolios’ fundamental investment restrictions in order to modernize such Portfolios’ investment restrictions and to increase their investment flexibility; and

(3)    To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Portfolios of OGIT are available exclusively as funding vehicles for variable contracts offered by the Separate Accounts of Participating Insurance Companies. Individual variable contract owners or participants are not the “shareholders” of OGIT. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of OGIT. In accordance with certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners or participants that have allocated their variable contract values to OGIT (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote OGIT shares held by the Separate Accounts with respect to the proposals to be considered at the Meeting.

As a variable contract owner of record at the close of business on Wednesday, October 27, 2004 (“Record Date”), you have the right to instruct your Participating Insurance Company as to the manner in which the Portfolio shares attributable to your variable contract should be voted.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Voting Instructions Card at hand.	(1) Read the Proxy Statement and have your Voting Instructions Card at hand.

(2) Call the toll-free number that appears on your Voting Instructions Card.	(2) Go to the website that appears on your Voting Instructions Card.

(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.	(3) Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instructions Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ George C.W. Gatch
George C.W. Gatch
President

November 10, 2004

ONE GROUP® INVESTMENT TRUST

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

1111 Polaris Parkway,

P.O. Box 710211, Suite B-2

Columbus, Ohio 43271-0211

PROXY STATEMENT

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN

CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF ONE GROUP INVESTMENT TRUST (“OGIT”), on behalf of each of its Portfolios named above, to be voted at the Special Meeting of Shareholders of OGIT on Thursday, January 20, 2005 at 9:00 a.m. Eastern Time at 522 Fifth Avenue, New York, New York 10036, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting and a Voting Instructions Card, is first being mailed to owners of and participants in variable annuity and variable life insurance contracts (“variable contract owners”) that have allocated their variable contract values to OGIT (“Affected Contract Owners”) on or about November 10, 2004.

The cost of preparing and mailing the Notice of Special Meeting, the Voting Instructions Card, this Proxy Statement, and any additional proxy material has been or will be borne by Banc One Investment Advisers Corporation (“BOIA”), J.P. Morgan Investment Management Inc. (“JPMIM”) and their affiliates. Proxy solicitations will be made primarily by mail but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of BOIA or its affiliates.

The proposals to elect the nominated trustees and to approve or eliminate certain fundamental investment restrictions will be considered by all Portfolios and acted upon at the Meeting.

OGIT’s executive offices are located at 1111 Polaris Parkway, Suite B-2, Columbus, Ohio 43271-0211. BOIA serves as investment adviser to OGIT. BOIA’s offices are located at 1111 Polaris Parkway, Columbus, Ohio 43271-0211.

The Portfolios of OGIT are available exclusively as funding vehicles for variable contracts offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”). Individual owners of or participants in variable contract are not the “shareholders” of OGIT. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of OGIT. In accordance with certain interpretations by the staff of the Securities and Exchange Commission (“SEC”) with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to OGIT (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote OGIT shares held by the Separate Accounts with respect to the proposals to be considered at the Meeting.

Only shareholders of record at the close of business on October 27, 2004 (“Record Date”) will be entitled to receive notice of, and to vote at, the Meeting. As noted above, the Participating Insurance Companies and their Separate Accounts are the only shareholders of each Portfolio of OGIT. However, each Participating Insurance Company will vote the shares of each Portfolio at the Meeting in accordance with the timely instructions received from their respective variable contract owners. Each Participating Insurance Company will vote shares attributable to variable contracts as to which no timely instructions are received in the same proportion (for, against, or withhold) as those for which timely instructions are received. If a duly executed and dated Voting Instructions Card is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote in favor of each of the applicable proposals. Variable contract owners may revoke previously submitted voting instructions given to their respective Participating Insurance Companies at any time prior to the Meeting by submitting to OGIT subsequently dated voting instructions, delivering to OGIT a written notice of revocation, or otherwise giving notice of revocation in person at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions. The table below shows the number of shares outstanding on October 27, 2004:

Portfolio Name	Shares Outstanding
Balanced Portfolio	11,716,566
Bond Portfolio	18,767,680
Diversified Equity Portfolio	11,832,259
Diversified Mid Cap Portfolio	3,537,887
Equity Index Portfolio	12,867,795
Government Bond Portfolio	18,324,200
Large Cap Growth Portfolio	15,817,836
Mid Cap Growth Portfolio	11,353,142
Mid Cap Value Portfolio	8,421,226

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each of the Portfolios as of the Record Date, please refer to Exhibit C.

If you wish to participate in the Meeting, but do not wish to authorize the execution of a proxy by telephone or through the Internet, you may still submit the Voting Instructions Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of OGIT, including financial statements, for the fiscal year ended December 31, 2003, and the most recent semi-annual report of OGIT for the semi-annual period ended June 30, 2004, have been mailed previously to shareholders and variable contract owners. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact OGIT by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-762-8494. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

ELECTION OF THE TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect the Board of Trustees for OGIT, the members of which will assume office on or about February 19, 2005. It is intended that the enclosed Voting Instructions Card will be used to instruct Participating Insurance Companies to vote for the election as Trustees of OGIT the thirteen nominees listed below (each a “Nominee” and, collectively, the “Nominees”).

Each of the thirteen Nominees stands for election. Five are incumbent Trustees of OGIT and One Group Mutual Funds. All Nominees whose names are preceded by an asterisk (*) are currently Trustees of OGIT, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The remaining eight are currently Trustees1 of various mutual funds advised by JPMIM (“JPMorgan Funds”). The nomination of these thirteen Nominees is one of a series of initiatives that are designed to, among other things, integrate OGIT and the JPMorgan Funds following the July 1, 2004 merger of Bank One Corporation, the former corporate parent of BOIA, into JPMorgan Chase & Co., (“JPMorgan Chase”) the corporate parent of JPMIM, that created the second largest banking company in the United States based on total assets with approximately $1.1 trillion in assets as of September 30, 2004. While BOIA and JPMIM will continue as separate investment advisory entities after the integration, and will continue to provide the same investment advisory services currently provided to OGIT, in the case of BOIA, and the JPMorgan Funds, in the case of JPMIM, as they have in the past, they have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of potential operational and administrative efficiencies that are expected to be achieved by such integration. One such efficiency would be the election of a single Board for all of the funds, consisting of certain current Trustees of the JPMorgan Funds as well as certain current Trustees of One Group Mutual Funds and OGIT.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships is set forth in the table below. Each of the non-incumbent Nominees was recommended for nomination by the current Board. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of OGIT, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (an “Independent Nominee” or “Independent Trustee”, as applicable). For purposes of this Proxy Statement, “Fund Complex” means OGIT, One Group Mutual Funds and the JPMorgan Funds.

Name, Address, and Year of Birth	Position(s) with OGIT, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
Independent Nominees

William J. Armstrong (1941)[2]	N/A	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1987-present).

Roland E. Eppley, Jr. (1932)[2]	N/A	Retired.	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1989-present); Director Janel Hypro, Inc. (automotive) (1993-present).

[1]	Each of the JPMorgan Funds is a Massachusetts business trust, except J.P. Morgan Fleming Mutual Fund Group, Inc., which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease and clarity of presentation with regard to the JPMorgan Funds, shares of common stock or shares of beneficial interest of a JPMorgan Fund are referred to herein as “shares”; holders of shares are referred to as “shareholders”; and the Directors or Trustees of each JPMorgan Fund are referred to as “Trustees”.

Name, Address, and Year of Birth	Position(s) with OGIT, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
* John F. Finn (1947)[1]	Trustee, indefinite, since 1998	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	60	Director, Cardinal Health, Inc. (1994-present).

Dr. Matthew Goldstein (1941)[2]	N/A	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	70	Trustee, the JPMorgan Funds complex
(70 portfolios) (2003-present); Trustee of Bronx-Lebanon Hospital Center
(1992- present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000-present); Director of Lincoln Center Institute for the Arts in Education
				(1999-present).

Robert J. Higgins (1945)[2]	N/A	Retired Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (2002-present) Director of Providian Financial; Corp. (banking) (2002-present).

* Peter C. Marshall (1942)[1]	Trustee (Chairman), indefinite, since 1985	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard & Son, Inc. (corporate parent of DCI Marketing, Inc.) (publisher) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	60	None.

* Marilyn McCoy (1948)[1]	Trustee, indefinite, since 1999	Vice President, Administration and Planning, Northwestern University (1985-present).	60	Trustee, Carleton College (2003-present); Trustee, Mather LifeWays (1994-present).

Name, Address, and Year of Birth	Position(s) with OGIT, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
William G. Morton, Jr. (1937)[2]	N/A	Retired Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	70	Director/Trustee, the JPMorgan Funds complex
(70 portfolios) (2003-present); Director of Radio Shack Corporation (electronics)
(1987-present); Director of The Griswold Company (securities brokerage)
(2002-2004); Director of The National Football Foundation and College Hall of Fame
(1994-present); Trustee of the Berklee College of Music
(1998-present); Trustee of the Stratton Mountain School
				(2001-present).

* Robert A. Oden, Jr. (1946)[1]	Trustee, indefinite, since 1997	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	60	Trustee, American University in Cairo.

Fergus Reid, III (1932)[2]	N/A	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1987-present); Trustee of 209 Morgan Stanley portfolios (1995-present).

* Frederick W. Ruebeck (1939)[1]	Trustee, indefinite, since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); endowment fund manager, Wabash College (2004-present); self-employed as a consultant (2000); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	60	Director, AMS Group
(financial services) (2001-present); Trustee, Wabash College (1988-present); Trustee,
Seabury-Western Theological Seminary
(1993-present); Trustee, Indianapolis Symphony Foundation
				(1994-present).

Name, Address, and Year of Birth	Position(s) with OGIT, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3]	Other Directorships Held by Nominee
James J. Schonbachler (1943)[2]	N/A	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (2001-present).

Interested Nominee

Leonard M. Spalding, Jr.+ (1935)[2]	N/A	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998)	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1998-present).

[1]	The address for this Nominee is 1111 Polaris Parkway, Suite B-2, Columbus, OH 43240.
[2]	The address for this Nominee is 522 Fifth Avenue, New York, NY 10036.
[3]	JPMorgan Trust II consists of 51 “shell” series as of the date of this Proxy Statement. JPMorgan Trust II was formed solely for the purposes of completing the redomiciliation of One Group Mutual Funds into JPMorgan Trust II, a Delaware statutory trust. As a result, the series of JPMorgan Trust II have not been included in the totals in this column. The Nominees who are incumbent Trustees are also being nominated for election by JPMorgan Funds shareholders as trustees of the JPMorgan Funds which currently has 70 portfolios, which they would oversee if elected assuming none of the proposed individual fund mergers of the JPMorgan Funds and the One Group Mutual Funds are approved by affected shareholders.
[4]	“Fund Complex” comprises the 70 portfolios of the JPMorgan Funds, 51 funds of the One Group Mutual Funds, and nine portfolios of OGIT that were registered as of June 30, 2004. If a new board is elected, it will oversee all funds in the Fund Complex.
+	Mr. Spalding is deemed to be an “interested person” of One Group due to his ownership of JPMorgan Chase stock.

Executive Officers

Officers of OGIT are appointed by the Board to oversee the day-to-day activities of each Portfolio. Information about the executive officers of OGIT, including their principal occupations during the past five years, is set forth in Exhibit B. Each of these officers are also officers and/or employees of BOIA, JPMIM or one or more of its affiliates. Certain of these officers are also officers and/or employees of BISYS Fund Services Inc.

Share Ownership

Because the Portfolios are available exclusively as a funding vehicle for variable contracts offered by Separate Accounts of Participating Insurance Companies, none of the Trustees or officers of OGIT owns any shares of any Portfolio. The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Trustee of all other funds or portfolios in the family of investment companies as of September 30, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee and Trustee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Portfolios *	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Nominees

William J. Armstrong	None	None

Roland R. Eppley, Jr.	None	None

John F. Finn	None	Over $100,000

Dr. Matthew Goldstein	None	None

Robert J. Higgins	None	None

Peter C. Marshall	None	Over $100,000

Marilyn McCoy	None	Over $100,000

William G. Morton, Jr.	None	None

Robert A. Oden, Jr.	None	Over $100,000

Julius L. Pallone	None	Over $100,000

Fergus Reid, III	None	None

Frederick W. Ruebeck	None	None

James J. Schonbachler	None	None

Donald L. Tuttle	None	$50,001-$100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds Listed Below*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Nominee

Leonard M. Spalding, Jr.	None	None

*	Securities valued as of September 30, 2004

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2003, the Board met seven times. Each of the Trustees attended at least 75% of the Board meetings and Committee meetings of which the Trustee was a member held during the last fiscal year. OGIT is not required to hold annual meetings and therefore the Board does not have a policy with regard to Trustees’ attendance at such meetings.

If elected, each Nominee will serve an indefinite term, except that, subject to shareholder approval of the Redomiciliation Agreement, each Nominee will be subject to a retirement age of 73 (other than Messrs. Reid and Eppley who will be subject to a retirement age of 75).

Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Nominees

On June 29, 2004, BOIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent Trustees of One Group Mutual Funds (who are also Trustees of OGIT and five of whom are Nominees), and various affiliates of BOIA. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above and have been consolidated into two complaints filed in the United States District Court for the District of Maryland. These

actions, one of which was filed as a putative class action on behalf of certain investors and one of which was filed as a derivative action on behalf of One Group Mutual Funds and its series, seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Funds’ investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. None of these actions allege unlawful activity took place with respect to the Portfolios.

Compensation

Each current Trustee of OGIT is currently paid for serving as a Trustee of OGIT and One Group Mutual Funds an annual retainer of $82,000, quarterly meeting fees of $10,000, special meeting fees of $6,000 for the first day and $4,000 for each day thereafter, $1,500 for telephonic meetings, and Committee fees in accordance with the following schedule.

Committee Description	Annual Retainer	In-Person Compensation Rate	Telephonic Compensation Rate	Additional Annual Compensation for Committee Chairman*
Audit Committee	$4,000	$1,000	$500	$4,000
Insurance Committee	$6,000	n/a	n/a	$2,000	**
Governance Committee	$6,000	n/a	n/a	$2,000
Special Review Committee	n/a	$1,500	$750	n/a
Nominations Committee	n/a	n/a	n/a	n/a

*	if the Committee Chairman is the Chairman of the Board this fee is waived.
**	if the Committee Chairman is the sole member of the Committee, this fee is waived.

Each Trustee is also reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman, and/or Trustee. For his services as Chairman of the Board of One Group, Mr. Marshall is paid an additional $41,000.

Each current Trustee of the JPMorgan Funds is currently paid an annual fee of $120,000 for serving as a Trustee of the JPMorgan Funds and the Fund Complex. Each is reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman and/or a Trustee. For his service as Chairman of the Board of the JPMorgan Funds, Mr. Reid is paid an additional $130,000. For their services as Committee Chairmen, Messrs. Armstrong, Healey and Spalding are each currently paid an additional $40,000.

The Compensation Table below sets forth the total compensation paid to the current Trustees from the Fund Complex. In the case of the current OGIT Trustees, the compensation has been paid by OGIT for the fiscal year ended December 31, 2003. In the case of the same Trustees, the compensation has been paid by One Group Mutual Funds for the fiscal year ended June 30, 2004. In the case of the current JPMorgan Funds Trustees, the compensation has been paid by the JPMorgan Funds for the twelve-month period ended December 31, 2003.

Name of Person, Position	Aggregate Compensation From OGIT[1]	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[3]
William J. Armstrong, Trustee*	N/A	N/A	N/A	$140,000
Ronald R. Eppley, Jr., Trustee*	N/A	N/A	N/A	120,000
John F. Finn, Trustee[4]	$1,355	N/A	N/A	116,082
Dr. Matthew Goldstein, Trustee*	N/A	N/A	N/A	90,000
Robert J. Higgins, Trustee*	N/A	N/A	N/A	120,000
Peter C. Marshall, Trustee	1,640	N/A	N/A	149,245
Marilyn McCoy, Trustee[4]	1,339	N/A	N/A	113,353
William G. Morton, Jr., Trustee*	N/A	N/A	N/A	90,000
Robert A. Oden, Jr., Trustee	1,355	N/A	N/A	116,082
Julius L. Pallone, Trustee[4]	1,400	N/A	N/A	128,705
Fergus Reid, III, Trustee*	N/A	N/A	N/A	250,000
Frederick W. Ruebeck, Trustee	1,400	N/A	N/A	129,198
James J. Schonbachler, Trustee*	N/A	N/A	N/A	120,000
Leonard M. Spalding, Jr., Trustee*	N/A	N/A	N/A	126,667
Donald L. Tuttle, Trustee[5]	1,355	N/A	N/A	116,082

*	Trustee of the JPMorgan Funds.
[1]	Figures are for OGIT’s fiscal year ended December 31, 2003. As compensation, each Trustee received one fee for services to both OGIT and One Group Mutual Funds (collectively, the “OG Trusts”). The fee was allocated to each OG Trust on the basis of relative net assets.

[2]	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of the OG Trusts (the “Deferred Compensation Plan”) adopted at the February 13, 2002 Board meeting, the Trustees may defer all or a part of their compensation payable by One Group. Under the Deferred Compensation Plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee).
[3]	“Fund Complex” comprises the 51 Funds of One Group, the nine Portfolios of One Group Investment Trust and the 70 portfolios of the JPMorgan Funds that were registered as of June 30, 2004. Compensation from the One Group Funds in the “Fund Complex” is for the fiscal year ended June 30, 2004; compensation from the JPMorgan Funds and the One Group Investment Trust in the “Fund Complex” is for the twelve-month period ended December 31, 2003.
[4]	All amounts were deferred compensation.
[5]	JPMorgan Chase will compensate current Trustees of OG Trusts and JPMorgan Funds that do not stand for election to the new single Board at an annual rate of $122,000 for a number of years following February 19, 2005 equal to the shorter of (i) the period they otherwise would have served as Trustee until reaching mandatory retirement or (ii) three years.

Standing Committees

There are currently five standing committees of the Board, each of which is composed solely of Trustees who are not “interested persons” of OGIT. The Board does not have a compensation committee.

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is currently comprised of all seven members of the Board. The purposes of the Audit Committee are: (a) to oversee OGIT’s accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of OGIT’s financial statements and the independent auditor therefor; (c) to act as a liaison between OGIT’s independent auditors and the Board; and (d) to act as a qualified legal compliance committee. The Audit Committee met four times during the most recent fiscal year. The Board has determined that Peter C. Marshall and Donald L. Tuttle are “Audit Committee Financial Experts” as that term is defined in pertinent regulations of the SEC.

The Nominations Committee selects and nominates candidates, including independent trustees and trustees who are interested persons, as additions to the Board or to fill vacancies. Peter C. Marshall and Frederick W. Ruebeck currently are members of the Nominations Committee. The Nominations Committee did not meet during the most recent fiscal year. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Investment Trust. The Nominations Committee has a charter, a current copy of which is attached as Exhibit E to this Proxy Statement.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominations Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Nominations Committee may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders and any other source the Nominations Committee deems to be appropriate. The Nominations Committee will review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Nominations Committee.

The Special Proxy Voting Committee considers and determines how to vote on behalf of OGIT with respect to specific votes referred to it by BOIA. Votes referred to the Special Proxy Voting Committee are limited to those identified by BOIA as both (i) involving a material conflict of interest of the investment adviser, and (ii) impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm. Peter C. Marshall, John F. Finn, and Frederick W. Ruebeck are currently members of the Special Proxy Voting Committee. The Special Proxy Voting Committee did not meet during the last fiscal year. New procedures for proxy voting were adopted at the meeting of the Board held on August 12, 2004. The new procedures do not require the Special Proxy Voting Committee, and therefore, it was decommissioned on August 12, 2004.

The Special Review Committee assists the Board in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the complaint (the “Canary Complaint”) filed by the New York Attorney General against Canary Capital Partners, LLC, et el. (collectively, “Canary”) on September 3, 2003 which alleged, among other things, that Canary had engaged in improper trading practices with certain series of One Group Mutual Funds. For more information on legal proceedings involving BOIA, and its affiliates and the incumbent Trustees of One Group Mutual Funds who are also Trustees of OGIT please see the section entitled “Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Nominees” above. The members of the Special Review Committee currently are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck. The Special Review Committee met 11 times during the last fiscal year.

The Insurance Committee is responsible for the review of all matters pertaining to OGIT’s directors’ and officers’ errors and omissions insurance. Julius L. Pallone currently is the chairperson and sole member of the Insurance Committee. The Committee was established June 24, 2004 and did not meet during the past fiscal year.

The Governance Committee reviews all matters pertaining to the structure or operation of the Board of Trustees and its committees. The Governance Committee is responsible for, among other things, evaluating the functioning of the Board and its committees, reviewing shareholder correspondence to the Board, and consulting with independent counsel for the Independent Trustees as to regulatory developments affecting governance issues. The members of the Governance Committee currently are Marilyn McCoy, Julius L. Pallone, and John Finn. The Governance Committee was formed on June 24, 2004 and did not meet during the last fiscal year. The Governance Committee has a charter too, a current copy of which is attached as Exhibit F to this Proxy Statement.

Shareholder Approval: Proposal 1, the election of the Nominees, whose term of office will commence on or about February 19, 2005, must be approved by a majority of the shares present or represented by proxy at a Meeting at which a quorum exists. The votes of each Portfolio will be counted together with respect to the election of the Nominees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE PORTFOLIOS VOTE “FOR” THE ELECTION OF EACH OF THE

NOMINEES TO THE BOARD OF TRUSTEES

PROPOSAL 2

AMENDMENT OR ELIMINATION OF CERTAIN

FUNDAMENTAL INVESTMENT RESTRICTIONS

What are shareholders being asked to approve in Proposal 2?

The 1940 Act requires each Portfolio to adopt fundamental investment restrictions with respect to several specific types of activities, including the Portfolio’s ability to (1) concentrate its investments in any particular industry or group of industries; (2) borrow money; (3) issue senior securities; (4) make loans to other persons; (5) purchase or sell real estate; (6) purchase or sell commodities; and (7) underwrite securities issued by other persons. The 1940 Act also requires each Portfolio to state whether it is a diversified or non-diversified Portfolio, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Portfolio to designate any other of its policies as fundamental policies, as the Portfolio deems necessary or desirable.

In order to amend or eliminate a Portfolio’s fundamental investment restriction or principal strategy, including its classification as a diversified or non-diversified Portfolio, the 1940 Act requires that any such change be approved by a majority of the Portfolio’s outstanding voting securities. The Board is proposing that shareholders approve certain revisions to each of the Portfolios’ fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to modernize these investment restrictions and permit the Portfolios the maximum investment flexibility under current law. The current fundamental investment restrictions that are proposed to be revised at this Meeting are set forth in Exhibit D to this Proxy Statement.

Why are shareholders being asked to approve changes to certain fundamental investment restrictions for all of the Portfolios?

Because some of the current fundamental investment restrictions of the Portfolios are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, the current restrictions unnecessarily limit investment strategies and may result in unnecessary operating inefficiencies and costs.

Many of the Portfolios’ current fundamental investment restrictions can be traced back to state securities law requirements that were in effect when the Portfolios were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Portfolios. For example, the National Securities Markets Improvement Act of 1996 (“NSMIA”) preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, certain of the current restrictions unnecessarily limit the investment strategies available to BOIA in managing each Portfolio’s assets.

Due to these and other factors, the Board recommends to Portfolio shareholders the approval of certain changes to the Portfolios’ fundamental investment restrictions. The language of each proposed revised investment restriction and a discussion of the rationale for each suggested change is provided below.

In general, those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Portfolios. However, shareholders are being asked to approve amendments to certain of these investment restrictions, as set forth in Proposals 2.A and 2.B. below. In addition, the fundamental investment addressed by Proposal 2.C is currently deemed to be fundamental by each Portfolio, but is not required by the 1940 Act to be fundamental and is therefore proposed to be eliminated.

What effect will the proposed changes to the Portfolios’ investment restrictions have on the Portfolios?

While Proposal 2 is intended to provide BOIA with greater flexibility in managing each Portfolio’s portfolio, should shareholders approve the Proposal, the Portfolios will continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies and policies described in each Portfolio’s prospectus. Importantly, BOIA does not currently intend to alter the way in which it manages any of the Portfolios, nor does it believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Portfolio. However, BOIA reserves the right to take advantage of the flexibility that would be afforded by the proposed changes when it believes that doing so would be in the best interests of the applicable Portfolio.

Should a Portfolio’s shareholders not approve a proposal to amend or eliminate a particular fundamental investment restriction for that Portfolio, the Portfolio’s current fundamental investment restriction, as set forth in Exhibit D, would continue to apply unchanged.

(i) Amendment of the Portfolios’ Fundamental Investment Restrictions

Proposal 2.A—Borrowing

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction: If the proposed amendment to the current fundamental investment restriction (the “proposed amendment”) is approved by shareholders, each Portfolio’s fundamental investment restriction regarding borrowing would read:

[Each Portfolio may not] borrow money or issue senior securities, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC.

Current Fundamental Investment Restriction:

[Each Portfolio may not] borrow money or issue senior securities, except that each Portfolio may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio’s total assets at the time of its borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentage will apply at the time of the purchase of a security.

Discussion of Proposed Amendment

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Portfolio to borrow from banks in an amount up to 33 1/3% of the Portfolio’s assets, including the amount borrowed. A Portfolio may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Portfolio’s total assets. The proposed amendment to the investment restriction would permit the Portfolios to borrow to the fullest extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

The Portfolios’ current fundamental investment restrictions on borrowing provide that the Portfolios will not purchase securities while its borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets are outstanding. In addition, each Portfolio may currently borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. If the proposed amendment to the investment restriction is adopted, the effect will be to permit the Portfolios to borrow more than allowed under current investment restrictions, which may subject these Portfolios to a greater degree to the risks associated with borrowing. The amendment would also remove the restriction prohibiting each Portfolio from mortgaging, pledging or hypothecating assets except in connection with borrowing for temporary purposes and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio’s total assets at the time of borrowing.

To the extent that any borrowing made by a Portfolio involves leveraging, the Portfolio may be subject to the risk that if the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Portfolio’s net asset value and may increase the volatility of the Portfolio. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Each Portfolio’s borrowing policy includes a policy on issuing senior securities. The proposed amendment to the borrowing policy would not affect the policy on issuing senior securities. Each Portfolio will continue to be prohibited from issuing senior securities unless related to borrowing.

Proposal 2.B—Commodities

Applicable Portfolios—All Portfolios

Proposed New Fundamental Investment Restriction: If the proposed amendment to the current fundamental investment restriction (the “proposed amendment”) is approved by shareholders, each Portfolio’s fundamental investment restriction regarding investments in commodities would read:

[Each Portfolio may not] (i) purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or (ii) operate as a commodity pool, in each case, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Current Fundamental Investment Restriction:

[Each Portfolio may not] purchase or sell commodities or commodity contracts, except that the Portfolios may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

Discussion of Proposed Amendment

The current fundamental investment restrictions prohibit the Portfolios from investing in commodities or commodity contracts. Consistent with the requirements of the 1940 Act, the proposed amendment to the investment restriction prohibits only the purchase of physical commodities; it does not limit the Portfolios’ purchase or sale of derivatives (which under some interpretations may be deemed commodities) that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, futures contracts, options, and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed amendment to the investment restriction also permits each Portfolio to enter into foreign currency transactions, in accordance with its investment objective and strategies.

While the Portfolios may already invest in derivatives, the proposed amendment to the investment restriction may expand the types of derivatives in which the Portfolios may invest. To the extent a Portfolio invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio’s portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. A Portfolio’s use of derivatives may cause the Portfolio to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio did not use such instruments.

However, notwithstanding the above, it is not currently proposed that any Portfolio’s investment strategies be changed to permit additional derivatives investments. Without such a change, each Portfolio will continue to be subject to any limitations currently in effect in such Portfolio’s prospectus or statement of additional information. This proposed amendment does, however, permit the Trustees to change a Portfolio’s derivatives policy at a later date without further shareholder action.

(ii) Elimination of One Fundamental Investment Restriction of the Portfolios

Proposal 2.C—Investments for Control

Applicable Portfolios—All Portfolios

Proposal

It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Current Fundamental Investment Restriction:

[Each Portfolio may not] invest in any issuer for purposes of exercising control or management.

Reasons for the Elimination of the Investment Restriction

The investment restriction on investing in an issuer for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Portfolios’ investment restrictions.

Shareholder Approval: Approval of each of Proposals 2.A, 2.B, and 2.C by a Portfolio will require the affirmative “vote of a majority of the outstanding voting securities” of that Portfolio, as that term is defined in the 1940 Act, with each Portfolio voting separately and not together. Shareholders are entitled to one vote for each Portfolio share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF EACH PORTFOLIO VOTE “FOR” APPROVAL OF THE AMENDMENT OR

ELIMINATION OF THE INVESTMENT RESTRICTIONS

GENERAL INFORMATION ABOUT OGIT

Investment Adviser

Banc One Investment Advisors Corporation (“BOIA”), 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211, makes the day-to-day investment decisions for each of the Portfolios and continuously reviews, supervises and administers each of these Portfolios’ investment programs subject to the supervision of Board of Trustees of OGIT and in accordance with the policies and procedures of OGIT. BOIA has served as investment advisor to OGIT since its inception. In addition, BOIA serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2004, BOIA, an indirect wholly owned subsidiary of JPMorgan Chase, managed over $182 billion in assets. The address of JPMorgan Chase is 522 Fifth Avenue, New York, New York 10036.

Set forth in Exhibit B is certain information with respect to the executive officers and directors of BOIA.

Administrator

One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271-0211 serves as administrator for OGIT (“OGA”). OGA is an affiliate of BOIA and an indirect wholly owned subsidiary of JPMorgan Chase.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 8528, Boston, Massachusetts 02266-8528, serves as custodian with certain of the OGIT Portfolios pursuant to a Custodian Agreement with OGIT. JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245, effective in various stages commencing October 2004 through December 2004, serves as Custodian, pursuant to a Custodian Agreement with OGIT. Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, serves as Transfer Agent and Dividend Disbursing Agent for each Portfolio pursuant to a Transfer Agency Agreement with OGIT.

Subcustodian

Bank One Trust Company, N.A. serves as subcustodian in connection with OGIT’s securities lending activities for domestic securities for certain OGIT Portfolios, pursuant to a Subcustodian Agreement between OGIT, State Street and the Subcustodian and a Securities Lending Agreement between OGIT, BOIA and the Subcustodian. JPMorgan Investor Services (“Subcustodian”), effective in various stages commencing October through December 2004, serves as subcustodian in connection with OGIT’s securities lending activities for domestic securities, pursuant to a Subcustodian Agreement between OGIT, JPMorgan Chase Bank and the Subcustodian and a Securities Lending Agreement between OGIT, BOIA, and the Subcustodian. The Subcustodian serves as Subcustodian in connection with OGIT’s securities lending activities for international securities, pursuant to a Subcustodian Agreement between OGIT, JPMorgan Chase Bank and the Subcustodian and a Securities Lending Agreement between OGIT, BOIA, and the Subcustodian. The Subcustodian is an affiliate of JPMorgan Chase Bank and BOIA.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) has been selected as independent auditors of the Portfolios. PricewaterhouseCoopers, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Portfolios. A representative of PricewaterhouseCoopers, if requested by any shareholders, will be present via telephone at the meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so. Certain information concerning the fees and services provided by PricewaterhouseCoopers to the Portfolios and to BOIA and its affiliates for the two most recent fiscal years of the Portfolios is provided below.

(1)    Audit Fees. The aggregate fees billed for each of the last two fiscal years ending December 31, 2003 and December 31, 2002 (“Reporting Periods”) for professional services rendered by PricewaterhouseCoopers for the audit of OGIT’s annual financial statements, or services that are normally provided by PricewaterhouseCoopers in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Year Ended	Audit Fees
12/31/02	$79,700
12/31/03	$83,600

(2)    Audit-Related Fees. There were no audit-related fees for OGIT during the Reporting Periods. There were no fees billed in the Reporting Periods for assurance and related services by PricewaterhouseCoopers to

BOIA, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to OGIT (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Portfolios.

(3)    Tax Fees. The aggregate fees billed to OGIT in the Reporting Periods for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
12/31/02	$13,100
12/31/03	$13,500

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operations or financial reporting of the Portfolios by PricewaterhouseCoopers to Service Affiliates.

(4)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PricewaterhouseCoopers to OGIT, or services provided to Service Affiliates that were directly related to the operations and financial reporting of the Portfolios other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PricewaterhouseCoopers for services rendered to the Portfolios and to BOIA and the other Service Affiliates for the Reporting Periods were $745,400 and $736,100 for the fiscal years ended December 31, 2003 and 2002, respectively.

In pre-approving any non-audit services provided to Service Affiliates after May 6, 2003, the Audit Committee determined that such services were compatible with maintaining PricewaterhouseCoopers’s independence. The Audit Committee has considered whether the provision by PricewaterhouseCoopers of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Portfolios) were compatible with maintaining the independence of PricewaterhouseCoopers as OGIT’s principal auditors. None of the services described above were pre-approved by operation of the de minimus exception provided under applicable law.

Pursuant to the Audit Committee charter and written policies and procedures for the pre-approval of audit and non-audit services, the Audit Committee pre-approves all audit and non-audit services performed by OGIT’s independent auditor for OGIT. If a request for pre-approval of services to be performed by the independent auditor is determined to be untimely, a member of the Audit Committee may be appointed as the Audit Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be granted for a period of no more than one year and will be reviewed by the Audit Committee at a meeting held no later than the next regularly scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Service Affiliates if the engagement relates directly to the operations and financial reporting of OGIT.

OTHER BUSINESS

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. OGIT does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by OGIT at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with the Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of OGIT, at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211, identifying the correspondence as intended for the Board of One Group Investment Trust or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies and related voting instructions by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of Special Meeting and a Voting Instructions Card, is first being mailed to Affected Contract Owners on or about November 5, 2004. Only shareholders of record as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As an Affected Contract Owner with a variable contract value allocated to OGIT as of the close of business on the Record Date, you are entitled to instruct your Participating Insurance Company how to vote the shares of OGIT attributable to your variable contract. If the enclosed Voting Instructions Card is properly executed and returned in time to be voted at the Meeting, the Participating Insurance Companies named therein will vote the shares represented by the Voting Instructions Card in accordance with the instructions marked thereon. Unmarked but properly executed Voting Instructions Cards will be voted by the relevant Participating Insurance Company FOR all of the Nominees, FOR the changes to the Portfolios’ fundamental investment restrictions, and FOR any other matters deemed appropriate.

A Voting Instructions Card executed by an Affected Contract Owner may be revoked at any time prior to the Participating Insurance Company voting the shares represented thereby by the Affected Contract Owner by providing the Participating Insurance Company with a properly executed written revocation of such Voting Instructions Card or by the Affected Contract Owner providing the Participating Insurance Company with proper later-dated voting instructions by telephone or by the Internet. In addition, any Affected Contract Owner who attends the Meeting in person may provide voting instructions by Voting Instructions Card at the Meeting, thereby canceling any voting instruction previously given.

Unless revoked, all valid and executed Voting Instructions Cards will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all of the Nominees, FOR the changes to the Portfolios’ fundamental investment restrictions, and FOR any other matters deemed appropriate.

It is expected that each of the Participating Insurance Companies will attend the Meeting in person or by proxy and will vote Portfolio shares held by it in accordance with the voting instructions received from their respective Affected Contract Owners. As noted above, each Participating Insurance Company will vote the shares for which it receives timely voting instructions from its respective Affected Contract Owners in accordance with those voting instructions. Shares for which a Participating Insurance Company receives no timely voting instructions from Affected Contract Owners will be voted by that Participating Insurance Company FOR or AGAINST approval of each proposal, or as an abstention, in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Participating Insurance Company. Shares of OGIT owned by a Participating Insurance Company will also be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners.

Each whole share of OGIT is entitled to one vote on each proposal, and each fractional share is entitled to a proportionate fractional vote. The number of OGIT shares held in a Separate Account for which an Affected Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a variable contract’s account value (minus any variable contract indebtedness) allocable to that Separate Account by (ii) the net asset value of one share of the Portfolio. Votes cast by proxy or in person by a Participating Insurance Company at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

Quorum

The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of OGIT, with respect to Proposal 1, or the holders of record of a majority of the total outstanding shares of each Portfolio, with respect to Proposal 2, shall constitute a quorum at the Meeting for the respective Portfolio. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not as votes cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve each proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the proposal.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, such persons may propose one or more adjournments of the Meeting with respect to any such proposals for a reasonable period or periods.

Voting Requirement

Proposal 1 will pass if a quorum is present and the proposal is approved by the lesser of (a) 67% of the outstanding shares of OGIT present at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of OGIT. Such quorum is a majority of the outstanding shares of OGIT.

Each Portfolio must individually approve Proposals 2.A, 2.B and 2.C. This means that a proposal will pass if a quorum is present and the proposal is approved by the lesser of (a) 67% of the outstanding shares of each Portfolio present at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of such Portfolio. Such quorum is a majority of the outstanding shares of the Portfolio.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, such persons may propose one or more adjournments of the Meeting with respect to any such proposals for a reasonable period or periods. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

In the event of adjournment, no further notice is needed other than an announcement at the meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions will effectively be a vote against the Nominee and Proposal 2 for which the required vote is a majority of the shares outstanding and entitled to vote on the matter.

PROXY SOLICITATION

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of OGIT, BOIA and their affiliates or by proxy soliciting firms retained by the Portfolios. BOIA and JPMIM have retained Investor Connect, a proxy solicitor, that may assist each Participating Insurance Company in the solicitation of Voting Instructions Cards from Affected Contract Owners. By contract with JPMIM and BOIA, Investor Connect, among other things, will be: (i) required to maintain the confidentiality of all Affected Contract Owner information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be in excess of $100,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, BOIA and JPMIM will reimburse each Participating Insurance Company for expenses incurred in forwarding solicitation material to their Affiliated Contract Owners. The cost of the solicitation will be borne by BOIA, JPMIM and their affiliates.

As the meeting date approaches, Affected Contract Owners may receive a call from a representative of BOIA, an affiliate of BOIA, Investor Connect or the Participating Insurance Company if the relevant Participating Insurance Company has not yet received voting instructions. Authorization to permit BOIA, Investor Connect or the Participating Insurance Company to execute voting instructions may be obtained by telephonic or electronically transmitted instructions from Affected Contract Owners.

Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Portfolios believes that these procedures are reasonably designed to ensure that the identity of the Affected Contract Owner providing the voting instructions is accurately determined and that the voting instructions of the Affected Contract Owner are accurately determined. In all cases where telephonic voting instructions are solicited, BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company is required to ask the Affected Contract Owner for his or her full name, address, social security number or employer identification number, title (if the person giving the voting instructions is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the Affected Contract Owner information solicited agrees with the information provided to BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company by the Portfolios, BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company has the responsibility to explain the process, read the proposals listed on the Voting Instructions Card, and ask for the Affected Contract Owner’s voting instructions on each proposal. The representative of BOIA, an affiliate of BOIA, Investor Connect or a representative of the relevant Participating Insurance Company, although permitted to answer questions about the process, is not permitted to recommend to the Affected Contract Owner how to instruct the relevant Participating Insurance Company to vote, other than to read any recommendation set forth in this Proxy Statement. A representative of BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company will record the Affected Contract Owner’s instructions on the Voting Instructions Card. Within 72 hours, BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company will send the Affected Contract Owner a letter or mailgram to confirm the Affected Contract Owner’s voting instructions and asking the Affected Contract Owner to call BOIA, an affiliate of BOIA, an Investor Connect representative or a representative of the relevant Participating Insurance Company immediately if the Affected Contract Owner’s voting instructions are not correctly reflected in the confirmation.

EXHIBIT A

CURRENT EXECUTIVE OFFICERS OF ONE GROUP

Name (Year of Birth)	Position held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch[1] (1962)	President Since 2004	Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, George leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, George established J.P. Morgan Investment Management’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young[1] (1963)	Senior Vice President Since 2004	Chief Operating Officer JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Stephen M. Ungerman[1] (1953)	Senior Vice President and Chief Compliance Officer Since 2004	Vice President, JPMIM; Previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P.Morgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial’s asset and management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

Patricia A. Maleski[1] (1960)	Vice President and Chief Administrative Officer Since 2004	Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Scott E. Richter[1] (1956)	Secretary and Chief Legal Officer Since 2003	From February 2003 to present, Senior Associate General Counsel, Bank One Corporation (now known as JPMorgan Chase & Co.). From November 1998 to January 2003, Deputy General Counsel, Institutional Division, INVESCO. From January 1997 to October 1998, Associate General Counsel, Piper Capital Management.

Stephanie J. Dorsey[1] (1969)	Treasurer Since 2004	Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.). from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Janet Squitieri[1] (1961)	AML Compliance Officer Since 2004	Vice President, JPMIM, head of JP Morgan Funds Compliance. Prior to joining JP Morgan Chase & Co. in 2000, Ms. Squitieri held various Compliance Officer positions with different NASD and NYSE member firms, as well as working at the NYSE for 10 years in the 3 areas that comprise the regulatory group.

Jessica K. Ditullio[1] (1962)	Assistant Secretary Since 2000	From August 1990 to present, various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.).

Nancy E. Fields[1] (1949)	Assistant Secretary since 2000	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation.

A-1

Name (Year of Birth)	Positions held with the Trust	Principal Occupations During Past 5 Years
Christopher D. Walsh[1] (1965)	Assistant Treasurer since 2004	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA Funds, 3(c) (7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

[1]	Address is 1111 Polaris Parkway, Suite B-2, Columbus, OH 43240.

A-2

EXHIBIT B

EXECUTIVE OFFICERS AND DIRECTORS OF BANC ONE INVESTMENT ADVISORS CORPORATION (BOIA)

Name and Address*	Principal Occupation
Gary J. Madich	Director, Senior Managing Director

Evelyn V. Guernsey	Chairperson, President, Chief Executive Officer

John C. Noel	Treasurer and Chief Financial Officer

Verlin L. Horn	Senior Managing Director

Lawrence E. Baumgartner	Director, Senior Managing Director

William T. Norris	Director

Richard P. Butler II	Director, Senior Managing Director

Francis X. Curley	Chief Compliance Officer

James A. Sexton	Director, Senior Managing Director

Susan M. Canning	Corporate Secretary, Chief Legal Officer

*	The business address for each officer and director is 1111 Polaris Parkway, Columbus, Ohio 43271.

B-1

EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE PORTFOLIOS

Principal Holders of Securities. As of Record Date the following person(s) owned of record, or were known by OGIT to own beneficially or of record, 5% or more of a Portfolio’s shares. Shareholders indicated with an (*) below holding greater than 25% or more of a Portfolio are “controlling person under the 1940 Act.”

Name of Portfolio	Name and Address	Type of Ownership	Percentage of Portfolio Shares
ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OHIO 43218-2029 *	Record	89.00%

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO	AMERICAN GENERAL ANNUITY INS. CO. A.G. SEPARATE ACCOUNT A 205 E 10TH AMARILLO, TX 79101-3507	Record	6.71%

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	53.81%

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	15.20%

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO	HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT SIX C/O DAVID TEN BROECK C-4 200 HOPMEADOW ST WEATOGUE CT 06089-9793	Record	15.12%

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	Record	7.97%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	56.90%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO	HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT SIX C/O DAVID TEN BROECK C-4 200 HOPMEADOW ST WEATOGUE CT 06089-9793	Record	15.97%

Name of Portfolio	Name and Address	Percentage Outstanding (%)	Type of Ownership
ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	11.25%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO	KEMPER INVESTORS LIFE INSURANCE VARIABLE ANNUITY SEPARATE ACCOUNT 1600 MCCONNOR PKWY SCHAUMBURG IL 60196-6800	Record	7.86%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	Record	5.51%

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	66.27%

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO	HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT SIX C/O DAVID TEN BROECK C-4 200 HOPMEADOW ST WEATOGUE CT 06089-9793	Record	14.91%

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	Record	8.04%

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	7.53%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY INDEX PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	83.92%

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY INDEX PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	5.66%

Name of Portfolio	Name and Address	Percentage Outstanding (%)	Type of Ownership
ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	76.90%

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	16.52%

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	69.67%

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	13.15%

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	Record	7.68%

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO	HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT SIX C/O DAVID TEN BROECK C-4 200 HOPMEADOW ST WEATOGUE CT 06089-9793	Record	5.86%

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	79.21%

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	7.64%

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA SEP ACCT VCA-GI-ONEGROUP-MCG 290 W MOUNT PLEASANT AVE LIVINGSTON NJ 07039-2747	Record	6.46%

Name of Portfolio	Name and Address	Percentage Outstanding (%)	Type of Ownership
ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029 *	Record	54.67%

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	Record	16.87%

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO	HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT SIX C/O DAVID TEN BROECK C-4 200 HOPMEADOW ST WEATOGUE CT 06089-9793	Record	8.88%

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	Record	5.28%

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	Record	5.06%

EXHIBIT D

CERTAIN FUNDAMENTAL POLICIES OR STRATEGIES PROPOSED FOR AMENDMENT OR RECLASSIFICATION

Borrowing Money

Each Portfolio may not:

Borrow money or issue senior securities, except that each Portfolio may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio’s total assets at the time of its borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentages will apply at the time of the purchase of a security.

Investments in Commodities and Commodity Contracts

Each Portfolio may not:

Purchase or sell commodities or commodity contracts, except that the Portfolios may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

Investments for Purposes of Exercising Control

Each Portfolio may not:

Invest in any issuer for purposes of exercising control or management.

D-1

EXHIBIT E

ONE GROUP MUTUAL FUNDS

ONE GROUP INVESTMENT TRUST

NOMINATIONS COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the One Group Mutual Funds and One Group Investment Trust (the “Funds”) to be known as the Nominations Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by Funds shareholders at meetings called for the election of Trustees.

Nomination of Independent Trustees

After a determination by the Committee that a person should be nominated as an additional Independent Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for an Independent Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Independent Trustees, the Committee shall nominate one or more persons for election as Independent Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as an Independent Trustee should include (but need not be limited to):

•	upon advice of independent legal counsel to the Boards, whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•	the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistency with the Investment Company Act of 1940, as amended (the “1940 Act”).

The Committee may consider recommendations from management in its evaluation process as it deems appropriate. The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

E-1

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as a Independent Trustee.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective: July 12, 2004

As amended: August 12, 2004

E-2

EXHIBIT F

ONE GROUP MUTUAL FUNDS

ONE GROUP INVESTMENT TRUST

GOVERNANCE COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the One Group Mutual Funds and One Group Investment Trust (the “Funds”) to be known as the Governance Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to review from time to time the compensation payable to the Independent Trustees and to make recommendations to the Boards with respect thereto;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to review matters relating to independent legal counsel to the Independent Trustees and to make recommendations regarding such counsel to the Independent Trustees;

•	to consult with independent counsel for the Independent Trustees so that it may be apprised of regulatory developments affecting governance issues;

•	to review matters relating to legal counsel to the Funds and recommend the retention of such counsel to the Independent Trustees; and

•	to review from time to time shareholder correspondence to the Boards.

Review of Compensation

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Recommendations on compensation shall be based on comparisons with comparable funds and may also take into account the responsibilities and duties of the Independent and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, and policies for the Independent and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

Evaluation Function

The Committee shall consider, be responsible for and implement any periodic evaluation process of the Boards and all committees of the Boards. In discharging this responsibility, the Committee may review and make recommendations with respect to Board meeting materials and continuing director education.

Review of Independent Counsel

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and recommend any changes with regard to such counsel to the Independent Trustees. In discharging these duties, the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

F-1

Shareholder Communications

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards of Trustees or specific members of the such Boards of Trustees will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 1111 Polaris Parkway, [P.O. Box 710211,] Columbus, Ohio 43271-0211 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective July 12, 2004

As amended August 12, 2004

F-2

OGIT14A-7

[Form of Proxy Card]

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

PROXY CARD

One Group® Investment Trust

(“OGIT”)

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

1111 Polaris Parkway, Suite B-2

Columbus, Ohio 43271-0211

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned hereby appoints Robert L. Young, Patricia A. Maleski, Scott E. Richter, and Andrew P. LeChard, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment portfolios listed above (“Portfolios”) of OGIT, as applicable, held by the undersigned at the Special Meeting of Shareholders of the Portfolios to be held at 9:00 am, Eastern time, on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, and at any adjournment or postponement thereof (“Meeting”), in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF OGIT. The Board of Trustees recommends that you vote FOR ALL PROPOSALS:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,	DO YOU HAVE ANY COMMENTS?

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

Shareholder sign here	Joint Shareholder sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

		FOR ALL		AGAINST ALL		WITHHOLD
Proposal 1: To elect the following thirteen (13) individuals as Trustees of One Group Investment Trust, who will assume office effective February 19, 2005:		[	]	[	]	*
1. William J. Armstrong 2. Roland E. Eppley, Jr. 3. John F. Finn 4. Dr. Matthew Goldstein 5. Robert J. Higgins 6. Peter C. Marshall 7. Marilyn McCoy	8. William G. Morton, Jr. 9. Robert A. Oden, Jr. 10. Fergus Reid, III 11. Frederick W. Ruebeck 12. James J. Schonbachler 13. Leonard M. Spalding, Jr.

*	INSTRUCTION to Proposal 1: To withhold authority to vote for any individual nominee(s) write the number(s) assigned to such nominee(s) above on the line below.

	FOR		AGAINST		WITHHOLD

Proposal 2:

To approve the amendment or elimination of certain fundamental investment restrictions of the Portfolios’ in order to modernize the Portfolio’s investment restrictions and to increase their investment flexibility:

(2)(A)Borrowing Money	[	]	[	]	[	]
(2)(B)Investments in Commodities and Commodity Contracts	[	]	[	]	[	]
(2)(C)Investments for Purposes of Control	[	]	[	]	[	]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE SET FORTH IN PROPOSAL 1 and FOR APPROVAL OF PROPOSAL 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

Or, vote by telephone. It’s fast, convenient, and immediate!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Call the toll-free number (there is no charge for this call) 800-762-8494

3. Enter your control number located on your Proxy Card.

4. Follow the recorded instructions.

Or, vote by internet. it’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Go to the website; http://www.proxyweb.com

3. Enter your control number located on your Proxy Card.

4. Follow the instructions provided.

Your vote is important! Call or visit the website anytime!

Do not return your Proxy Card if you are voting by telephone or internet.

Detach card

[Form of Voting Instructions Card]

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

VOTING INSTRUCTIONS CARD

One Group® Investment Trust

(“OGIT”)

One Group® Investment Trust Bond Portfolio

One Group® Investment Trust Government Bond Portfolio

One Group® Investment Trust Balanced Portfolio

One Group® Investment Trust Large Cap Growth Portfolio

One Group® Investment Trust Equity Index Portfolio

One Group® Investment Trust Diversified Equity Portfolio

One Group® Investment Trust Mid Cap Growth Portfolio

One Group® Investment Trust Diversified Mid Cap Portfolio

One Group® Investment Trust Mid Cap Value Portfolio

1111 Polaris Parkway, Suite B-2

Columbus, Ohio 43271-0211

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned owner or holder of a variable annuity contract or variable life insurance policy (“Contract”) hereby instructs [INSERT NAME OF LIFE INSURANCE COMPANY] to vote and act with respect to all shares of each of the separate investment portfolios listed above (“Portfolios”) of OGIT, as applicable, attributable to his or her Contract at the Special Meeting of Shareholders of the Portfolios to be held at 9:00 am, Eastern time, on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, and at any adjournment or postponement thereof (“Meeting”), and to use its discretion as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, to vote upon such other business as may properly come before the Meeting.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF The Board of Trustees of OGIT. The Board of Trustees recommends that you provide voting instructions FOR ALL PROPOSALS:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this voting instructions card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES ATTRIBUTABLE TO THE CONTRACT ON THE RECORD DATE:

Variable Contract Owner signs here	Variable Contract Co-Owner signs here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTING INSTRUCTIONS AS IN THIS EXAMPLE

		FOR ALL		AGAINST ALL		WITHHOLD
Proposal 1: To elect the following thirteen (13) individuals as Trustees of One Group Investment Trust, who will assume office on or about February 19, 2005:		[	]	[	]	*
1. William J. Armstrong 2. Roland E. Eppley, Jr. 3. John F. Finn 4. Dr. Matthew Goldstein 5. Robert J. Higgins 6. Peter C. Marshall 7. Marilyn McCoy	8. William G. Morton, Jr. 9. Robert A. Oden, Jr. 10. Fergus Reid, III 11. Frederick W. Ruebeck 12. James J. Schonbachler 13. Leonard M. Spalding, Jr.

*	INSTRUCTION to Proposal 1: To withhold authority to vote for any individual nominee(s) write the number(s) assigned to such nominee(s) above on the line below.

	FOR		AGAINST		WITHHOLD

Proposal 2:

To approve the amendment or elimination of certain fundamental investment restrictions of the Portfolios’ in order to modernize the Portfolio’s investment restrictions and to increase their investment flexibility:

(2)(A)Borrowing Money	[	]	[	]	[	]
(2)(B)Investments in Commodities and Commodity Contracts	[	]	[	]	[	]
(2)(C)Investments for Purposes of Control	[	]	[	]	[	]

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR EACH NOMINEE SET FORTH IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2.

Or, provide voting instructions by telephone. It’s fast, convenient, and immediate!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Call the toll-free number (there is no charge for this call) 800-762-8494.

3. Enter your control number located on your Voting Instructions Card.

4. Follow the recorded instructions.

Or, provide voting instructions by internet. It’s fast, convenient, and your voting instructions are immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Go to the website; http://www.proxyweb.com.

3. Enter your control number located on your Voting Instructions Card.

4. Follow the instructions provided.

Your voting instructions are important! Call or visit the website anytime!

Do not return your Voting Instructions Card if you are voting by telephone or internet.

Detach card